UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2015
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA		92691

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On February 11, 2015, The Ensign Group, Inc. (the “Company”), announced that it priced its previously announced underwritten public offering of 2,500,000 shares of common stock. In connection with the offering, the Company granted the underwriters a 30-day option to purchase up to an additional 375,000 shares of common stock. A copy of the press release announcing the pricing of the underwritten public offering is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

(d)	Exhibits

99.1	Press Release of the Company dated February 11, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2015	THE ENSIGN GROUP, INC.
	By:	/s/ Suzanne D. Snapper
Suzanne D. Snapper
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated February 11, 2015